UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 19, 2006

                    Puradyn Filter Technologies Incorporated
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-29192                                           14-1708544
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(Commission File Number)                       (IRS Employer Identification No.)

2017 High Ridge Road, Boynton Beach, Florida                 33426
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (561) 547-9499
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              (Registrant's Telephone Number, Including Area Code)


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          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors;
          Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         On December 19, 2006, the Board of Directors of Puradyn Filter Technologies Incorporated elected Dominick Telesco as a member of the Board. As a member of the Board, Mr. Telesco will receive 5,000 non-qualified stock options pursuant to the Company's 2000 Non-Employee Directors Stock Option Plan.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    PURADYN FILTER TECHNOLOGIES INCORPORATED



                    By: /s/ Joseph V. Vittoria
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                        Joseph V. Vittoria, Chairman and Chief Executive Officer


DATED:  December 21, 2006

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